UACSC 97-C
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 11/30/97

PRINCIPAL BALANCE RECONCILIATION                                            D O L L A R S                                   NUMBERS
                                                    CLASS A-1         CLASS A-2           CLASS A-3       TOTAL CLASS A's
Original Principal Balance                         27,495,000.00     87,325,000.00      103,570,162.24     218,390,162.24    15,568
Beginning Period Principal Balance                 13,190,294.09     87,325,000.00      103,570,162.24     204,085,456.33    14,839
Principal Collections - Scheduled Payments          2,200,399.79              0.00                0.00       2,200,399.79
Principal Collections - Payoffs                     2,563,742.36              0.00                0.00       2,563,742.36       214
Principal Withdrawal from Payahead                      9,141.22              0.00                0.00           9,141.22
Gross Principal Charge Offs                            24,417.40              0.00                0.00          24,417.40         2
Repurchases                                             3,438.25              0.00                0.00           3,438.25         2
                                                    ------------     -------------      --------------     --------------    ------
Ending Balance                                      8,389,155.07     87,325,000.00      103,570,162.24     199,284,317.31    14,621
                                                    ============     =============      ==============     ==============    ======


Certificate Factor                                     0.3051157         1.0000000           1.0000000          0.9125151
Pass Through Rate                                         6.2104%           6.290%              6.490%             6.3748%


CASH FLOW RECONCILIATION

Principal Wired                                                                                              4,823,330.47
Interest Wired                                                                                               1,995,124.81
Withdrawal from Payahead Account                                                                                14,446.09
Repurchases (Principal and Interest)                                                                             3,557.43
Charge Off Recoveries                                                                                                0.00
Interest Advances                                                                                               41,262.66
Certificate Account Interest Earned                                                                             23,616.13
Spread Account Withdrawal                                                                                            0.00
Class A Surety Bond Draw for Class I Interest                                                                        0.00
Class A Surety Bond Draw for Class A
     Principal or Interest                                                                                           0.00

Total Cash Flow                                                                                              6,901,337.59
                                                                                                             ============


TRUSTEE DISTRIBUTION  (12/10/97)

Total Cash Flow                                                                                              6,901,337.59
Unrecovered Advances on Defaulted Receivables                                                                      613.25
Servicing Fee (Due and Unpaid)                                                                                       0.00
Interest to Class A-1 Certificateholders                                                                        68,264.17
Interest to Class A-2 Certificateholders                                                                       457,728.54
Interest to Class A-3 Certificateholders                                                                       560,141.96
Interest to Class I Certificateholders                                                                         213,097.44
Principal to Class A-1 Certificateholders                                                                    4,801,139.02
Principal to Class A-2 Certificateholders                                                                            0.00
Principal to Class A-3 Certificateholders                                                                            0.00
Surety Bond Premium                                                                                             24,910.54
Interest Advance Recoveries from Payments                                                                       17,091.51
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                                                            0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                                                                              0.00
Deposit to Payahead                                                                                             61,019.26
Certificate Account Interest to Servicer                                                                        23,616.13
Payahead Account Interest to Servicer                                                                              307.32
Excess                                                                                                         673,408.45

Net Cash                                                                                                            (0.00)
                                                                                                             ============


Servicing Fee Retained from Interest Collections                                                               170,071.21

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                                                                     0.00
Beginning Balance                                                                                            1,598,126.53
Trustee Distribution of Excess                                                                                 673,408.45
Interest Earned                                                                                                  5,736.09
Spread Account Draws                                                                                                 0.00
Reimbursement for Prior Spread Account Draws                                                                         0.00
Distribution of Funds to Servicer                                                                                    0.00
Ending Balance                                                                                               2,277,271.07
                                                                                                             ============

Required Balance                                                                                             2,729,877.03



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                                                            10,919,508.11
Beginning Balance                                                                                            8,606,146.29
Reduction Due to Spread Account                                                                               (679,144.54)
Reduction Due to Principal Reduction                                                                          (240,056.95)
Ending Balance                                                                                               7,686,944.80
                                                                                                             ============

First Loss Protection Required Amount                                                                        7,686,944.80
First Loss Protection Fee %                                                                                          2.00%
First Loss Protection Fee                                                                                       12,811.57



SURETY BOND RECONCILIATION


Original Balance                                                                                           218,390,162.24
Beginning Balance                                                                                          204,004,145.86
Draws                                                                                                                0.00
Reimbursement of Prior Draws                                                                                         0.00
Ending Balance                                                                                             204,004,145.86
                                                                                                           ==============

Adjusted Ending Balance Based
     Upon Required Balance                                                                                 198,476,349.56
                                                                                                           ==============
Required Balance                                                                                           198,476,349.56


PAYAHEAD RECONCILIATION


Beginning Balance                                                                                               86,128.16
Deposit                                                                                                         61,019.26
Payahead Interest                                                                                                  307.32
Withdrawal                                                                                                      14,446.09
Ending Balance                                                                                                 133,008.65
                                                                                                           ==============

CURRENT DELINQUENCY
                                       GROSS
# PAYMENTS DELINQUENT     NUMBER      BALANCE         PRINCIPAL       INTEREST
---------------------     ------      -------         ---------       --------
1 Payment                  184      2,396,885.70      28,075.73      28,350.98
2 Payments                  70      1,003,439.49      17,308.51      27,496.65
3 Payments                  17        250,788.42       6,855.20       9,811.12
Total                      271      3,651,113.61      52,239.44      65,658.75

Percent Delinquent       1.853%            1.832%




DELINQUENCY RATE (60+)
                                                       RECEIVABLE
                                     END OF PERIOD     DELINQUENCY
PERIOD                BALANCE        POOL BALANCE         RATE
------                -------        ------------         ----
Current           1,254,227.91      199,284,317.31        0.63%
1st Previous        389,899.55      204,085,456.33        0.19%
2nd Previous              0.00      210,228,440.90        0.00%


NET LOSS RATE

                                                                                              DEFAULTED
                                                   LIQUIDATION           AVERAGE              NET LOSS
PERIOD                                BALANCE       PROCEEDS            POOL BALANCE        (ANNUALIZED)
------                                -------       --------            ------------        ------------
Current                              24,417.40        0.00             201,684,886.82          0.15%
1st Previous                              0.00        0.00             207,156,948.62          0.00%
2nd Previous                              0.00        0.00             214,309,301.57          0.00%

Gross Cumulative Charge Offs              0.00
Number of Repossessions                   2
Number of Inventoried Autos EOM           2

EXCESS YIELD TRIGGER
                                                          EXCESS YIELD
                     EXCESS           END OF PERIOD        PERCENTAGE
PERIOD               YIELD            POOL BALANCE        (ANNUALIZED)
------               -----            ------------        ------------
Current              752,439.79       199,284,317.31         4.53%
1st Previous         978,388.26       204,085,456.33         5.75%
2nd Previous         715,673.93       210,228,440.90         4.09%
3rd Previous
4th Previous
5th Previous

                                                  CURRENT
                                                   LEVEL     TRIGGER     STATUS
                                                   -----     -------     ------
Six Month Average Excess Yield                      N/A       1.50%       N/A

Trigger Hit in Current or any Previous Month        NO



Date: December 5, 1997              /s/ Nancy Meltabarger
     ---------------------------    --------------------------------
                                    Name   Nancy Meltabarger
                                    Title  Assistant Vice President